                                                                    EXHIBIT 99.3

                               Jameson Inns, Inc.
             Schedule III--Real Estate and Accumulated Depreciation
                            As of December 31, 1998

                                                      Cost Capitalization      Gross Amount at
                                                         Subsequent to         Which Carried at
                                    Initial Cost          Acquisition          Close of Period
                                --------------------- ---------------------  --------------------
                                          Buildings,            Buildings,            Buildings,
                      Mortgage           Equipment &            Equipment &           Equipment &            Accumulated    Date
    Property            Debt      Land   Improvements   Land    Improvement    Land   Improvement   Total    Depreciation Acquired
    --------         ---------- -------- ------------ --------  -----------  -------- ----------- ---------- ------------ --------
Georgia:
 Albany (f)......    $1,300,000 $265,344  $     --    $ 92,308  $1,720,896   $357,652 $1,720,896  $2,078,548  $ 266,594     1994
 Americus (f)....     1,060,668  131,629        --     222,297   2,547,560    353,926  2,547,560   2,901,486    635,738     1991
 Bainbridge (f)..     1,450,000  125,000        --         --    1,648,821    125,000  1,648,821   1,773,821    309,628     1994
 Brunswick (f)...     1,600,000  175,275        --         --    1,668,783    175,275  1,668,783   1,844,057    215,371     1994
 Calhoun (f).....       501,000  113,722        --      18,008   1,637,831    131,730  1,637,831   1,769,561    400,870     1988
 Carrollton (f)..         2,000  225,000        --      50,029   1,649,505    275,029  1,649,505   1,924,534    325,094     1993
 Commerce (f)....       501,000  304,809        --       1,300   1,311,933    306,109  1,311,933   1,618,042    137,834     1996
 Conyers (f).....     1,050,000  301,128        --         --    1,421,668    301,128  1,421,668   1,722,796    154,149     1996
 Covington (f)...       500,667  141,452        --      22,399   1,321,622    163,851  1,321,622   1,485,472    399,448     1990
 Dalton..........     1,100,000  546,257        --         --    1,494,173    546,257  1,494,173   2,040,430     14,621     1998
 Douglas (f).....     1,000,000  120,033        --         --    1,183,407    120,033  1,183,407   1,303,440    188,509     1995
 Dublin (f)......        10,000       --        --         --    1,410,670         --  1,410,670   1,410,670    111,436     1997
 Eastman.........            --   87,883        --      13,917   1,414,861    101,800  1,414,861   1,516,661    441,227     1989
 Fitzgerald......            --  133,515        --         --    1,087,492    133,515  1,087,492   1,221,007    240,773     1993
 Greensboro......            --  109,840        --      17,394   1,475,529    127,234  1,475,529   1,602,763    486,765     1989
 Hartwell (f)....     1,060,668   85,000        --      13,460   1,398,752     98,460  1,398,752   1,497,212    360,275     1991
 Jesup (f).......       705,000   89,917        --      14,239   2,054,759    104,156  2,054,759   2,158,915    625,785     1990
 Kingsland.......     1,100,000  283,432        --         --    1,428,008    283,432  1,428,008   1,711,440     44,786     1997
 LaGrange (f)....     1,050,000  200,073        --         --    1,969,706    200,073  1,969,706   2,169,779    185,115     1995
 Macon (f).......       478,227  288,518        --         --    1,381,681    288,518  1,381,681   1,670,198     75,890     1997
 Milledgeville...            --  575,582  4,826,285   (372,500) (1,900,770)   203,082  2,925,515   3,128,597  1,437,779     1991
 Oakwood (f).....       800,000  258,903        --         --    1,345,171    258,903  1,345,171   1,604,074    132,524     1996
 Perry (f).......        35,000  238,325        --         --    1,400,513    238,325  1,400,513   1,638,839     73,372     1997
 Statesboro (f)..     1,060,668  132,817        --      21,032   1,433,953    153,849  1,433,953   1,587,802    526,841     1988
 Thomaston (f)...       500,667  157,181        --      24,890   2,106,307    182,071  2,106,307   2,288,379    556,562     1990
 Thomasville.....       596,356  331,161        --         --    1,500,000    331,161  1,500,000   1,831,161         --     1998
 Valdosta (f)....     1,500,000  166,632        --         --    1,609,988    166,632  1,609,988   1,776,620    305,942     1994
 Warner Robins (f)..    510,000  365,853        --         --    2,040,046    365,853  2,040,046   2,405,898    137,313     1997
 Washington (f)..     1,060,668  107,780        --      17,067   1,301,326    124,847  1,301,326   1,426,173    395,444     1989
 Waycross (f)....         1,000   87,000        --      13,777   2,041,452    100,777  2,041,452   2,142,229    425,343     1992
 Waynesboro (f)..     1,050,000  142,501        --         --    1,258,183    142,501  1,258,183   1,400,685    170,147     1995
 Winder (f)......       500,667  124,500  1,268,199        --      698,220    124,500  1,966,419   2,090,919    720,794     1988
                                    Life on
                                     Which
                                  Depreciation
                                   in Latest
                                     Income
                       Date of    Statement is
    Property         Construction   Computed
    --------         ------------ ------------
Georgia:
 Albany (f)......        1995         (e)
 Americus (f)....        1992         (d)
 Bainbridge (f)..        1994         (e)
 Brunswick (f)...        1995         (e)
 Calhoun (f).....        1988         (d)
 Carrollton (f)..        1994         (e)
 Commerce (f)....        1996         (e)
 Conyers (f).....        1996         (e)
 Covington (f)...        1990         (d)
 Dalton..........        1998         (e)
 Douglas (f).....        1995         (e)
 Dublin (f)......        1997         (e)
 Eastman.........        1989         (d)
 Fitzgerald......        1994         (e)
 Greensboro......        1990         (d)
 Hartwell (f)....        1992         (d)
 Jesup (f).......        1990         (d)
 Kingsland.......        1998         (e)
 LaGrange (f)....        1996         (e)
 Macon (f).......        1997         (e)
 Milledgeville...          --         (d)
 Oakwood (f).....        1997         (e)
 Perry (f).......        1998         (e)
 Statesboro (f)..        1989         (d)
 Thomaston (f)...        1990         (d)
 Thomasville.....        1998         (e)
 Valdosta (f)....        1995         (e)
 Warner Robins (f)..     1997         (e)
 Washington (f)..        1990         (d)
 Waycross (f)....        1993         (e)
 Waynesboro (f)..        1996         (e)
 Winder (f)......          --         (d)

                              Jameson Inns, Inc.
      Schedule III--Real Estate and Accumulated Depreciation (continued)
                            As of December 31, 1998

                                                 Cost Capitalization     Gross Amount at
                                                    Subsequent to       Which Carried at
                                Initial Cost         Acquisition         Close of Period
                            -------------------- --------------------- -------------------
                                     Buildings,            Buildings,          Buildings,
                  Mortgage          Equipment &            Equipment &         Equipment &           Accumulated    Date
    Property        Debt     Land   Improvements   Land    Improvement  Land   Improvement   Total   Depreciation Acquired
    --------      --------- ------- ------------ --------  ----------- ------- ----------- --------- ------------ --------
Alabama:
 Albertville
  (f)............   501,000 174,000     --            418   1,087,609  174,418  1,087,609  1,262,027   209,692      1994
 Alexander City..        -- 160,086     --            --    1,750,657  160,086  1,750,657  1,910,743   329,235      1994
 Arab (f)........     1,000 131,554     --            --    1,102,560  131,554  1,102,560  1,234,114   171,229      1995
 Auburn..........   695,944 227,000     --            --    1,369,792  227,000  1,369,792  1,596,792   101,536      1996
 Decatur (f).....     1,000 201,629     --            --    1,306,015  201,629  1,306,015  1,507,644   163,429      1995
 Eufaula (f).....   439,420 228,869     --          5,575   1,215,719  234,444  1,215,719  1,450,163   162,848      1995
 Florence (f)....     1,000 313,579     --          1,202   1,844,748  314,781  1,844,748  2,159,529   214,361      1995
 Greenville......        -- 228,511     --            --    1,292,854  228,511  1,292,854  1,521,366   129,953      1996
 Jasper (f)......        -- 225,633     --            --    2,206,996  225,633  2,206,996  2,432,629    99,578      1997
 Oxford..........        -- 307,635     --            --    1,377,263  307,635  1,377,263  1,684,898   114,126      1996
 Ozark...........        -- 176,148     --            --    1,158,334  176,148  1,158,334  1,334,482   212,430      1994
 Prattville...... 1,100,000 319,736     --            --    1,500,156  319,736  1,500,156  1,819,892     4,003      1998
 Scottsboro...... 1,150,000 324,732     --            --    1,465,636  324,732  1,465,636  1,790,368    20,135      1998
 Selma (f)....... 1,570,304 143,812     --         22,773   1,924,215  166,585  1,924,215  2,090,800   436,457      1991
 Sylacauga (f)... 1,000,889 224,476     --            --    1,420,415  224,476  1,420,415  1,644,890    97,050      1997
 Trussville...... 1,100,000 425,438     --          1,377   1,486,662  426,815  1,486,662  1,913,477    40,574      1997
 Tuscaloosa......   853,834     --      --            --    1,442,921      --   1,442,921  1,442,921   100,190      1996
Mississippi:
 Tupelo.......... 1,600,000 427,924     --            --    2,238,480  427,924  2,238,480  2,666,404    16,094      1998
North Carolina:
 Asheboro........ 1,036,280 278,841     --            --    1,462,752  278,841  1,462,752  1,741,593    93,307      1997
 Clayton/Garner.. 1,100,000 255,234     --            --    1,495,176  255,234  1,495,176  1,750,410    26,832      1998
 Dunn............    10,000 202,052     --            --    1,467,652  202,052  1,467,652  1,669,704    76,654      1997
 Eden............ 1,100,000 197,468     --             26   1,501,729  197,494  1,501,729  1,699,223    39,792      1997
 Forest City..... 1,024,606 187,294     --          2,950   1,978,748  190,244  1,978,748  2,168,992   160,601      1996
 Greenville...... 1,150,000 310,006     --            --    1,477,097  310,006  1,477,097  1,787,103    33,617      1998
 Hickory......... 1,150,000 412,322     --            --    1,550,952  412,322  1,550,952  1,963,274     4,000      1998
 Laurinburg (f)..       --  225,441     --       (181,525)  1,235,289   43,916  1,235,289  1,279,205   109,132      1996
 Lenoir.......... 1,100,000 360,923     --          1,605   1,392,471  362,528  1,392,471  1,754,999    49,849      1997
 Roanoke Rapids.. 1,150,000 320,014     --         (4,812)  1,466,839  315,202  1,466,839  1,782,041    40,311      1997
 Sanford (f).....   500,000 227,030     --         32,171   1,428,460  259,202  1,428,460  1,687,660    96,937      1996
 Smithfield...... 1,100,000 246,092     --            --    1,502,513  246,092  1,502,513  1,748,604    67,263      1997
 Wilson.......... 1,033,256 237,712     --            --    1,504,365  237,712  1,504,365  1,742,077    80,384      1996
                                 Life on
                                  Which
                               Depreciation
                                in Latest
                                  Income
                    Date of    Statement is
    Property      Construction   Computed
    --------      ------------ ------------
Alabama:
 Albertville
  (f)............     1994          (e)
 Alexander City..     1994          (e)
 Arab (f)........     1995          (e)
 Auburn..........     1997          (e)
 Decatur (f).....     1996          (e)
 Eufaula (f).....     1996          (e)
 Florence (f)....     1996          (e)
 Greenville......     1996          (e)
 Jasper (f)......     1997          (e)
 Oxford..........     1997          (e)
 Ozark...........     1995          (e)
 Prattville......     1998          (e)
 Scottsboro......     1998          (e)
 Selma (f).......     1992          (d)
 Sylacauga (f)...     1997          (e)
 Trussville......     1998          (e)
 Tuscaloosa......     1997          (e)
Mississippi:
 Tupelo..........     1998          (e)
North Carolina:
 Asheboro........     1997          (e)
 Clayton/Garner..     1998          (e)
 Dunn............     1998          (e)
 Eden............     1998          (e)
 Forest City.....     1997          (e)
 Greenville......     1998          (e)
 Hickory.........     1998          (e)
 Laurinburg (f)..     1997          (e)
 Lenoir..........     1998          (e)
 Roanoke Rapids..     1998          (e)
 Sanford (f).....     1997          (e)
 Smithfield......     1998          (e)
 Wilson..........     1997          (e)

                              Jameson Inns, Inc.
      Schedule III--Real Estate and Accumulated Depreciation (continued)
                            As of December 31, 1998

                                                 Cost Capitalization   Gross Amount at
                                                    Subsequent to     Which Carried at
                                Initial Cost         Acquisition       Close of Period
                            -------------------- ------------------- -------------------
                                     Buildings,          Buildings,          Buildings,
                  Mortgage          Equipment &          Equipment &         Equipment &           Accumulated    Date
    Property        Debt     Land   Improvements  Land   Improvement  Land   Improvement   Total   Depreciation Acquired
    --------      --------- ------- ------------ ------- ----------- ------- ----------- --------- ------------ --------
South Carolina:
 Anderson (f).... 1,060,668 201,000     --       133,385  1,981,909  334,385  1,981,909  2,316,294   408,770      1993
 Cheraw..........       --  168,458     --           --   1,136,138  168,458  1,136,138  1,304,597   182,809      1995
 Duncan.......... 1,100,000 212,246     --           --   1,450,536  212,246  1,450,536  1,662,782    64,900      1997
 Easley (f)...... 1,000,000 266,753     --         2,710  1,131,271  269,463  1,131,271  1,400,734   199,330      1994
 Gaffney.........       --  135,025     --           --   1,629,167  135,025  1,629,167  1,764,192   213,243      1995
 Georgetown......       --  144,353     --           --   1,459,517  144,353  1,459,517  1,603,870   140,299      1996
 Greenwood (f)... 1,050,000 140,231     --        20,741  1,728,439  160,972  1,728,439  1,889,411   233,085      1994
 Lancaster.......       --  150,592     --           --   1,102,564  150,592  1,102,564  1,253,155   197,282      1994
 Orangeburg......       --  165,010     --           585  1,182,215  165,595  1,182,215  1,347,810   183,884      1995
 Seneca..........       --  204,385     --           --   1,227,424  204,385  1,227,424  1,431,809   127,284      1996
 Simpsonville
  (f)............ 1,050,000 229,205     --           --   1,297,064  229,205  1,297,064  1,526,269   141,890      1996
 Spartanburg..... 1,100,000 247,838     --           --   1,457,684  247,838  1,457,684  1,705,522    76,745      1997
 Union...........       --  178,006     --           746  1,264,680  178,752  1,264,680  1,443,432   125,049      1996
Tennessee:
 Cleveland.......       --  384,688     --         4,343  1,493,867  389,031  1,493,867  1,882,898    31,057      1997
 Clinton......... 1,093,598 244,514     --           --   1,431,059  244,514  1,431,059  1,675,573    99,394      1997
 Decherd (f).....       --  254,501     --           105  1,308,050  254,606  1,308,050  1,562,656   109,406      1996
 Johnson City....   299,241 405,939     --            88  2,130,396  406,028  2,130,396  2,536,424   116,980      1997
 Tullahoma (f)...       --  303,536     --           --   1,291,079  303,536  1,291,079  1,594,615    99,866      1996
Construction in
 progress:
 Bessemer, AL....   551,903 327,192     --           --   1,343,638  327,192  1,343,638  1,670,830       --        --
 Cheraw, SC-
  Expansion......       --      --      --           --     627,198      --     627,198    627,198       --        --
 Cleveland, TN-
  Expansion......       --      --      --           --     649,821      --     649,821    649,821       --        --
 Columbia, TN....       --  483,568     --           --     172,073  483,568    172,073    655,641       --        --
 Conyers, GA-
  Expansion......       --      --      --           --     621,732       --    621,732    621,732       --        --
 Crestview, FL...    65,749 471,426     --           --     130,631  471,426    130,631    602,057       --        --
 Dalton, GA-
  Expansion......       --      --      --           --     648,542      --     648,542    648,542       --        --
                                 Life on
                                  Which
                               Depreciation
                                in Latest
                                  Income
                    Date of    Statement is
    Property      Construction   Computed
    --------      ------------ ------------
South Carolina:
 Anderson (f)....     1993          (e)
 Cheraw..........     1995          (e)
 Duncan..........     1998          (e)
 Easley (f)......     1995          (e)
 Gaffney.........     1995          (e)
 Georgetown......     1996          (e)
 Greenwood (f)...     1995          (e)
 Lancaster.......     1995          (e)
 Orangeburg......     1995          (e)
 Seneca..........     1996          (e)
 Simpsonville
  (f)............     1996          (e)
 Spartanburg.....     1998          (e)
 Union...........     1997          (e)
Tennessee:
 Cleveland.......     1998          (e)
 Clinton.........     1997          (e)
 Decherd (f).....     1997          (e)
 Johnson City....     1997          (e)
 Tullahoma (f)...     1997          (e)
Construction in
 progress:
 Bessemer, AL....      --          --
 Cheraw, SC-
  Expansion......      --          --
 Cleveland, TN-
  Expansion......      --          --
 Columbia, TN....      --          --
 Conyers, GA-
  Expansion......      --          --
 Crestview, FL...      --          --
 Dalton, GA-
  Expansion......      --          --

                              Jameson Inns, Inc.
      Schedule III--Real Estate and Accumulated Depreciation (continued)
                            As of December 31, 1998

                                                        Cost Capitalization   Gross Amount at Which
                                                           Subsequent to       Carrier at Close of
                                    Initial Cost            Acquisition               Period
                              ------------------------ --------------------- ------------------------
                                           Buildings,            Buildings,               Buildings,
                   Mortgage               Equipment &           Equipment &              Equipment &               Accumulated
    Property         Debt        Land     Improvements   Land   Improvement     Land     Improvement     Total     Depreciation
    --------      ----------- ----------- ------------ -------- ------------ ----------- ------------ ------------ ------------
 Decatur, AL-
  Expansion               --          --          --        --       610,141         --       610,141      610,141         --
 Gallatin, TN....     547,446     405,738         --        --     1,593,616     405,738    1,593,616    1,999,354         --
   Greeneville,
 TN..............     285,162     406,052         --        --       489,658     406,052      489,658      895,710         --
 Grenada, MS.....         --      350,000         --        --       281,582     350,000      281,582      631,582         --
  Harrisonburg,
 VA..............         --      435,000         --        --        61,839     435,000       61,839      496,839         --
 Hickory, NC-
  Expansion......         --          --          --        --       338,965          --      338,965      338,965         --
 Jackson, TN.....      65,016     467,741         --        --       105,331     467,741      105,331      573,072         --
 Jackson, MS.....         --      586,831         --        --        84,417     586,831       84,417      671,248         --
 Jacksonville,
 FL..............         --      679,519         --        --       217,217     679,519      217,217      896,736         --
 Lake City, FL...      61,159     391,456         --        --       625,337     391,456      625,337    1,016,793         --
 Martinsville,
 VA..............         --      411,496         --        --        94,580     411,496       94,580      506,076         --
 Meridian, MS....         --      419,856         --        --     1,816,826     419,856    1,816,826    2,236,682         --
 Newnan, GA......      71,670     529,377         --        --       219,510     529,377      219,510      748,887         --
 Oak Ridge, TN...     225,551     451,037         --        --     1,095,900     451,037    1,095,900    1,546,937         --
 Ormond Beach,
 FL..............         --      497,099         --        --       100,580     497,099      100,580      597,679         --
 Pearl, MS.......         --      564,932         --        --       624,241     564,932      624,241    1,189,173         --
 Pooler, GA......     161,632     501,223         --        --       421,001     501,223      421,001      922,224         --
 Prattville, AL-
  Expansion......         --           --         --        --       706,437          --      706,437      706,437         --
 Rome, GA........     355,855     254,849         --        --       953,648     254,849      953,648    1,208,497         --
 Trussville, AL-
  Expansion......         --          --          --        --       698,377          --      698,377      698,377         --
 Vicksburg, MS...         --      326,653         --        --     1,703,882     326,651    1,703,882    2,030,537         --
                  ----------- -----------  ----------  -------- ------------ ----------- ------------ ------------ -----------
Totals........... $53,697,435 $27,114,578  $6,094,484  $214,080 $135,456,900 $27,328,658 $141,551,384 $168,880,042 $16,754,843
                  =========== ===========  ==========  ======== ============ =========== ============ ============ ===========
                                          Life on
                                           Which
                                        Depreciation
                                         in Latest
                                           Income
                    Date     Date of    Statement is
    Property      Acquired Construction   Computed
    --------      -------- ------------ ------------
 Decatur, AL-
  Expansion           --         --           --
 Gallatin, TN....     --         --           --
   Greeneville,
 TN..............     --         --           --
 Grenada, MS.....     --         --           --
  Harrisonburg,
 VA..............     --         --           --
 Hickory, NC-
  Expansion......     --         --           --
 Jackson, TN.....     --         --           --
 Jackson, MS.....     --         --           --
 Jacksonville,
 FL..............     --         --           --
 Lake City, FL...     --         --           --
 Martinsville,
 VA..............     --         --           --
 Meridian, MS....     --         --           --
 Newnan, GA......     --         --           --
 Oak Ridge, TN...     --         --           --
 Ormond Beach,
 FL..............     --         --           --
 Pearl, MS.......     --         --           --
 Pooler, GA......     --         --           --
 Prattville, AL-
  Expansion......     --         --           --
 Rome, GA........     --         --           --
 Trussville, AL-
  Expansion......     --         --           --
 Vicksburg, MS...     --         --           --
                  -------- ------------ ------------
Totals...........     --         --           --
                  ======== ============ ============

                               Jameson Inns, Inc.

                             Notes to Schedule III

                                          1998          1997         1996
                                      ------------  ------------  -----------
(a)Reconciliation of real estate
  Balance at beginning of year....... $117,515,375  $ 80,816,228  $57,369,657
  Additions during year:
   Improvements......................   55,844,810    37,373,593   23,548,156
   Deletions.........................   (4,480,143)     (674,446)    (101,585)
                                      ------------  ------------  -----------
  Balance at end of year............. $168,880,042  $117,515,375  $80,816,228
                                      ============  ============  ===========
(b)Reconciliation of accumulated
 depreciation
  Balance at beginning of year....... $ 12,584,189  $  9,205,591  $ 6,589,753
   Depreciation for the year.........    5,636,079     3,898,091    2,669,574
   Retirements.......................   (1,465,425)     (519,493)     (53,736)
                                      ------------  ------------  -----------
  Balance at end of year............. $ 16,754,843  $ 12,584,189  $ 9,205,591
                                      ============  ============  ===========

(c) The aggregate cost of the land, buildings and furniture, fixtures and equipment for federal income tax purposes approximates the book basis.

(d) Depreciation for 1992 and prior additions is computed based on the following useful lives:

  Buildings                     31.5 years

  Land improvements             15 years

  Furniture, fixtures and equipment      5
   years

(e) Depreciation for 1993 and later additions is computed based on the following useful lives:

  Buildings                     39 years

  Land improvements             15 years

  Furniture, fixtures and equipment      5
   years

(f) This Inn is one of 41 Inns securing the Company's $46.2 million line of credit. Amount of debt listed as outstanding is an allocation.


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